UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4237

DREYFUS INSURED MUNICIPAL BOND FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	4/30

Date of reporting period:	10/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
24	Proxy Results
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Insured Municipal
Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Insured Municipal Bond Fund, Inc., covering the six-month period from May 1, 2006, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong,and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide.These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates. As always, we encourage you to discuss the implications of these and other matters with your financial adviser.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Senior Portfolio Manager

Note to Shareholders: Effective August 2006, Paul Disdier became the primary portfolio manager of the fund.

How did Dreyfus Insured Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended October 31, 2006, the fund achieved a total return of 4.23% .1 The Lehman Brothers Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 4.12% for the same period.2 In addition, the fund is reported in the Lipper Insured Municipal Debt Funds category, and the average total return for all funds reported in the category was 3.60% for the reporting period.3

After bouts of weakness early in the reporting period, municipal bonds rallied as inflation and interest-rate concerns eased.The fund produced a higher return than its benchmark and Lipper category average, mainly due to our emphasis on longer-term securities that gained value during the market rally.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in investment-grade municipal bonds that provide income exempt from federal personal income tax.These bonds will be insured as to the timely payment of principal and interest by recognized insurers of municipal bonds.4The dollar-weighted average maturity of the fund’s portfolio normally exceeds 10 years, but the fund is not subject to any maturity restrictions.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may assess the current interest-rate environment and a municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

After a sustained period in which investors were encouraged by robust economic growth and low inflation, investor sentiment appeared to deteriorate in the spring of 2006. Investors grew concerned in May when hawkish comments by members of the Federal Reserve Board (the “Fed”) and rising energy prices sparked renewed worries regarding inflation and interest rates, leading to a sharp decline in bond prices.

However, investors’ inflation concerns subsequently eased, when evidence of softening housing markets and less impressive employment gains over the summer suggested that the rate of economic growth might be moderating. Indeed, the Fed cited a slowing economy when it refrained from raising short-term interest rates at its meetings in August,September and October, the first pauses in more than two years. As investors first anticipated and then reacted to the change in Fed policy, municipal bond prices rallied, more than offsetting earlier weakness and enabling the fund to post a solidly positive total return for the reporting period overall.

At the same time, supply-and-demand factors remained supportive of municipal bond prices. Most states and municipalities have taken in more tax revenue than they originally projected, reducing their need to borrow, and higher short-term interest rates dampened refinancing activity.As a result, municipal bond issuance volume declined compared to the same period one year earlier. On the other hand, investor demand remained robust from individuals and institutions seeking competitive levels of tax-exempt income. Even some foreign banks have begun to invest in municipal bonds and derivative instruments for their diversification benefits and competitive yields.

Throughout the reporting period, we maintained our view that inflation would remain benign and the Fed was at or near the end of its tightening campaign.Accordingly, we set the fund’s average duration in a range we considered slightly longer than industry averages.Although this position hindered relative performance during the spring sell-off, it enabled the fund to participate more fully in the subsequent rally. Our focus on bonds with maturities in the 20- to 30-year range proved to be particularly beneficial as long-term yields declined. The fund also received strong contributions from its holdings of zero-coupon bonds.

What is the fund’s current strategy?

If the municipal bond market can sustain itself over the next two months, 2006 will become the seventh consecutive calendar year of positive tax-exempt market performance. In our view, the prospect of slower economic growth, benign inflation and favorable supply-and-demand dynamics could continue to support municipal bond prices over the foreseeable future.

November 20, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
However, the bonds in the index generally are not insured. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
[3]	Source: Lipper Inc.
[4]	Portfolio insurance extends to the repayment of principal and payment of interest in the event of default. It does not extend to the market value of the portfolio securities or the value of the fund’s shares.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Insured Municipal Bond Fund, Inc. from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 4.27
Ending value (after expenses)	$1,042.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000 †	$ 4.23
Ending value (after expenses)	$1,021.02

† Expenses are equal to the fund’s annualized expense ratio of .83%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2006 (Unaudited)

Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.9%	Rate (%)	Date	Amount ($)	Value ($)

Alabama—2.4%
Aubum University,
General Fee Revenue
(Insured; MBIA)	5.75	6/1/17	1,000,000	1,087,640
Birmingham,
GO Capital Improvement
(Insured; AMBAC)	5.00	12/1/32	1,780,000	1,854,226
Alaska—4.2%
Alaska International Airports
System, Revenue (Insured; AMBAC)	5.75	10/1/12	4,500,000 [a]	5,015,115
California—4.9%
Chabot-Las Positas Community
College District, GO
(Insured; AMBAC)	0.00	8/1/42	10,655,000 [b]	1,799,630
Glendora Unified School District,
GO (Insured; MBIA)	5.25	8/1/26	1,400,000	1,537,088
San Diego Unified School District
(Insured; FGIC)	0.00	7/1/15	3,690,000	2,631,302
Colorado—.9%
Douglas County School District,
Number Re1, GO (Insured; FGIC)	5.75	12/15/17	1,000,000	1,138,130
Connecticut—1.8%
Connecticut,
Special Tax Obligation
(Transportation Infrastructure
Purposes) (Insured; FGIC)	5.00	1/1/23	2,000,000	2,126,640
Delaware—6.0%
Delaware Economic Development
Authority, Water Revenue
(United Water Delaware Inc.
Project) (Insured; AMBAC)	6.20	6/1/25	5,000,000	5,059,750
Delaware River and Bay Authority,
Revenue (Insured; MBIA)	5.25	1/1/13	2,015,000 [a]	2,197,881
Florida—3.2%
Orange County,
Sales Tax Revenue (Insured; FGIC)	5.13	1/1/23	1,000,000	1,067,650
Tampa Bay Water,
Utility System Improvement
Revenue (Insured; FGIC)	5.25	10/1/19	2,575,000	2,752,237

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Idaho—1.7%
Boise State University,
Student Union and Housing
System Revenue (Insured; FGIC)	5.38	4/1/22	1,955,000	2,106,376
Illinois—3.1%
Chicago,
GO (Insured; FGIC)	5.50	7/1/10	675,000 [a]	725,659
Chicago,
GO (Insured; FGIC)	5.50	1/1/40	325,000	347,363
Chicago O’Hare International
Airport, General Airport Third
Lien Revenue (Insured; MBIA)	5.25	1/1/27	2,500,000	2,640,250
Indiana—3.1%
Indiana Educational Facilities
Authority, Educational
Facilities Revenue (Butler
University Project) (Insured; MBIA)	5.50	2/1/26	3,500,000	3,729,845
Kansas—2.0%
Neosho County Unified School
Disctrict Number 413, GO
(Insured; FSA)	5.00	9/1/20	1,075,000	1,155,227
Neosho County Unified School
District Number 413, GO
(Insured; FSA)	5.00	9/1/21	1,200,000	1,287,048
Massachusetts—1.9%
Massachusetts
(Insured; FSA)	5.25	9/1/24	2,000,000	2,301,220
Michigan—.9%
Detroit School District,
School Building and Site
Improvement (Insured; FGIC)	5.00	5/1/28	1,000,000	1,043,070
Minnesota—.9%
Prior Lake-Savage Area Schools
Independent School District
Number 719, GO School
Building (Insured; FSA)	5.00	2/1/18	1,000,000	1,083,800
Missouri—2.3%
Saint Louis,
Airport Revenue (Airport
Development Program)
(Insured; MBIA)	5.63	7/1/11	2,500,000 [a]	2,721,725

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New Jersey—8.4%
New Jersey Economic Development
Authority, PCR (Public Service
Electric and Gas Co. Project)
(Insured; MBIA)	6.40	5/1/32	7,100,000	7,122,081
New Jersey Turnpike Authority,
Turnpike Revenue (Insured; FSA)	5.25	1/1/26	1,500,000	1,739,355
Rutgers, The State University,
GO (Insured; FGIC)	5.00	5/1/31	1,245,000	1,317,135
New York—10.3%
Metropolitan Transportation
Authority (State Service
Contract) (Insured; MBIA)	5.50	1/1/20	2,000,000	2,193,660
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/19	5,000,000	5,512,850
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; FGIC)	5.00	11/15/32	1,350,000	1,419,822
New York City
(Insured; FSA)	5.25	8/15/15	2,000,000	2,204,160
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue
(Insured; MBIA)	5.00	6/15/28	1,000,000	1,064,390
Ohio—2.9%
Cleveland State University,
General Receipts (Insured; FGIC)	5.00	6/1/34	1,150,000	1,212,618
Ohio Turnpike Commission,
Turnpike Revenue (Insured; FGIC)	5.50	2/15/17	1,995,000	2,285,691
Oregon—2.2%
Oregon Department of
Administrative Services,
Lottery Revenue (Insured; FSA)	5.00	4/1/12	1,500,000	1,604,760
Portland,
Second Lien Sewer System
Revenue (Insured; MBIA)	5.00	6/15/17	1,000,000	1,098,960
Pennsylvania—2.4%
Pennsylvania Turnpike Commission,
Registration Fee Revenue
(Insured; FSA)	5.25	7/15/23	1,000,000	1,150,520

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania (continued)
Perkiomen Valley School District,
GO (Insured; FSA)	5.25	3/1/14	1,550,000 [a]	1,707,697
South Carolina—2.3%
Spartanburg Sanitary Sewer
District, Sewer System Revenue
(Insured; MBIA)	5.25	3/1/30	1,000,000	1,075,750
University of South Carolina,
Athletic Facilities Revenue
(Insured; AMBAC)	5.50	5/1/22	1,575,000	1,707,584
Texas—9.0%
Austin,
Electric Utility System
Revenue (Insured; FSA)	5.00	11/15/14	1,000,000	1,088,070
Houston Area Water Corp.,
City of Houston Contract
Revenue (Northeast Water
Purification Plant Project)
(Insured; FGIC)	5.25	3/1/23	2,470,000	2,642,530
Irving,
Waterworks and Sewer System
New Lien Revenue (Insured; FSA)	5.25	8/15/18	500,000	554,845
San Antonio,
Water System Revenue
(Insured; FSA)	5.50	5/15/19	1,000,000	1,088,600
San Antonio,
Water System Revenue
(Insured; FSA)	5.50	5/15/20	2,500,000	2,716,300
Texas Turnpike Authority,
Revenue (Central Texas Turnpike
System) (Insured; AMBAC)	5.50	8/15/39	2,500,000	2,714,775
Utah—1.6%
Utah State University,
Student Fee and Housing System
Revenue (Insured; MBIA)	5.00	4/1/29	1,850,000	1,950,048

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

Virginia—7.7%
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000	1,708,755
Upper Occoquan Sewer Authority,
Regional Sewer Revenue
(Insured; MBIA)	5.15	7/1/20	5,210,000	5,862,188
Virginia University,
Revenue (General Pledge)
(Insured; AMBAC)	5.00	5/1/14	1,615,000	1,757,814
West Virginia—10.8%
West Virginia
(Insured; FGIC)	6.50	11/1/16	2,600,000 [a]	3,228,784
West Virginia
(Insured; FGIC)	0.00	11/1/26	5,450,000	2,277,773
West Virginia Building Commission,
LR (West Virginia Regional
Jail) (Insured; AMBAC)	5.38	7/1/21	2,505,000	2,861,737
West Virginia Higher Education
Policy Commission, Revenue
(Higher Education Facilities)
(Insured; FGIC)	5.00	4/1/29	2,000,000	2,110,780
West Virginia Water Development
Authority, Water Development
Revenue (Loan Program II)
(Insured; AMBAC)	5.25	11/1/23	1,000,000	1,089,640
West Virginia Water Development
Authority, Water Development
Revenue (Loan Program II)
(Insured; AMBAC)	5.00	11/1/29	1,400,000	1,482,754
Total Long-Term
Municipal Investments
(cost $110,238,304)				116,961,298

The Fund 11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investment—2.1%	Rate (%)	Date	Amount ($)	Value ($)

Pennsylvania;
Allegheny County Industrial
Development Authority, Senior
Health and Housing Facilities
Revenue, Refunding (Longwood
at Oakmont Project) (Insured;
Radian Group and Liquidity
Facility; Bank of America)
(cost $2,500,000)	3.63	11/1/06	2,500,000 [c]	2,500,000

Total Investments (cost $112,738,304)			99.0%	119,461,298

Cash and Receivables (Net)			1.0%	1,147,838

Net Assets			100.0%	120,609,136

[a] These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b] Purchased on a delayed delivery basis.
[c] Securities payable on demand.Variable interest rate—subject to periodic change.

d At October 31, 2006, 27.0% of the fund’s net assets are insured by AMBAC, 25.2% are insured by FGIC and 28.4% are insured by MBIA.

12

Summary of Abbreviations

ACA	American Capital Access	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance	AMBAC	American Municipal Bond
	Company		Assurance Corporation
ARRN	Adjustable Rate Receipt Notes	BAN	Bond Anticipation Notes
BIGI	Bond Investors Guaranty Insurance	BPA	Bond Purchase Agreement
CGIC	Capital Guaranty Insurance	CIC	Continental Insurance
	Company		Company
CIFG	CDC Ixis Financial Guaranty	CMAC	Capital Market Assurance
Corporation
COP	Certificate of Participation	CP	Commercial Paper
EDR	Economic Development Revenue	EIR	Environmental Improvement
Revenue
FGIC	Financial Guaranty Insurance
	Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage
Corporation
FNMA	Federal National
	Mortgage Association	FSA	Financial Security Assurance
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National
	Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MBIA	Municipal Bond Investors Assurance
Insurance Corporation
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%) †

AAA		Aaa		AAA	97.9
F1		MIG1/P1		SP1/A1	2.1
					100.0

† Based on total investments.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	112,738,304	119,461,298
Interest receivable		1,822,908
Receivable for investment securities sold		1,766,398
Receivable for shares of Common Stock subscribed		932
Prepaid expenses		10,718
		123,062,254

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		79,399
Cash overdraft due to Custodian		538,076
Payable for investment securities purchased		1,766,599
Payable for shares of Common Stock redeemed		35,456
Accrued expenses		33,588
		2,453,118

Net Assets ($)		120,609,136

Composition of Net Assets ($):
Paid-in capital		114,199,816
Accumulated undistibuted investment income—net		14,198
Accumulated net realized gain (loss) on investments		(327,872)
Accumulated gross unrealized appreciation on investments		6,722,994

Net Assets ($)		120,609,136

Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		6,709,127
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		17.98

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Six Months Ended October 31, 2006 (Unaudited)

Investment Income ($):
Interest Income	2,851,651
Expenses:
Management fee—Note 3(a)	363,589
Service plan and propspectus fees—Note 3(b)	51,304
Shareholder servicing costs—Note 3(b)	37,464
Professional fees	20,817
Registration fees	10,031
Custodian fees	7,781
Directors’ fees and expenses—Note 3(c)	4,960
Shareholders’ reports	1,379
Loan commitment fees—Note 2	337
Miscellaneous	9,898
Total Expenses	507,560
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(5,547)
Net Expenses	502,013
Investment Income—Net	2,349,638

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	62,713
Net unrealized appreciation (depreciation) on investments	2,545,223
Net Realized and Unrealized Gain (Loss) on Investments	2,607,936
Net Increase in Net Assets Resulting from Operations	4,957,574

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	October 31, 2006	Year Ended
	(Unaudited)	April 30, 2006

Operations ($):
Investment income—net	2,349,638	4,844,097
Net realized gain (loss) on investments	62,713	(259,332)
Net unrealized appreciation
(depreciation) on investments	2,545,223	(2,586,733)
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,957,574	1,998,032

Dividends to Shareholders from ($):
Investment income—net	(2,361,149)	(4,804,483)

Capital Stock Transactions ($):
Net proceeds from shares sold	995,829	2,737,716
Dividends reinvested	1,655,123	3,276,730
Cost of shares redeemed	(7,010,562)	(14,607,399)
Increase (Decrease) in Net Assets from
Capital Stock Transactions	(4,359,610)	(8,592,953)
Total Increase (Decrease) in Net Assets	(1,763,185)	(11,399,404)

Net Assets ($):
Beginning of Period	122,372,321	133,771,725
End of Period	120,609,136	122,372,321
Undistributed investment income—net	14,198	25,709

Capital Share Transactions (Shares):
Shares sold	56,221	153,051
Shares issued for dividends reinvested	93,376	183,259
Shares redeemed	(397,089)	(817,646)
Net Increase (Decrease) in Shares Outstanding	(247,492)	(481,336)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describe the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	October 31, 2006		Year Ended April 30,

	(Unaudited)	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value,
beginning of period	17.59	17.99	17.68	18.35	17.84	17.64
Investment Operations:
Investment income—net [a]	.34	.67	.68	.73	.80	.81
Net realized and unrealized
gain (loss) on investments	.40	(.40)	.51	(.63)	.59	.25
Total from Investment Operations	.74	.27	1.19	.10	1.39	1.06
Distributions:
Dividends from
investment income—net	(.35)	(.67)	(.67)	(.73)	(.79)	(.80)
Dividends from net realized
gain on investments	—	—	(.21)	(.04)	(.09)	(.06)
Total Distributions	(.35)	(.67)	(.88)	(.77)	(.88)	(.86)
Net asset value, end of period	17.98	17.59	17.99	17.68	18.35	17.84

Total Return (%)	4.23[b]	1.53	6.81	.51	7.98	6.08

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84[c]	.84	.91	.94	.95	.95
Ratio of net expenses
to average net assets	.83[c]	.84	.82	.85	.85	.85
Ratio of net investment income
to average net assets	3.88[c]	3.75	3.78	4.03	4.39	4.50
Portfolio Turnover Rate	12.54[b]	33.86	42.49	74.22	45.87	58.16

Net Assets, end of period
($ x 1,000)	120,609	122,372	133,772	139,552	157,250	151,816

[a]	Based on average shares outstanding at each month end.
[b] Not annualized.
[c] Annualized.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Insured Municipal Bond Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers it is

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

The fund has an unused capital loss carryover of $407,575 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to April 30, 2006. If not applied, $289,539 of the carryover expires in fiscal 2013 and $118,036 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended April 30, 2006 were as follows: tax exempt income $4,804,483. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended October 31, 2006, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, commitment fees, interest on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess. During the period ended October 31, 2006, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Service Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, the fund reimburses the Distributor for distributing the fund’s shares, servicing shareholder accounts (“servicing”) and for advertising and marketing relating to the fund.The Plan provides for payments to be made at an aggregate annual rate of up to .20% of the value of the fund’s average daily net assets.The Plan also separately provides for the fund to bear the costs of preparing, printing and distributing certain of the fund’s prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005% of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the value of the fund’s average daily net assets for any full fiscal year. During the period ended October 31, 2006, the fund was charged $51,304 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2006, the fund was charged $23,151 pursuant to the transfer agency agreement.

During the period ended October 31, 2006, the fund was charged $2,044 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $61,118, Rule 12b-1 service plan fees $9,168, chief compliance officer fees $1,363 and transfer agency per account fees $7,750.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A .10% redemption fee is charged and retained by the fund on certain shares redeemed within thirty days following the date of issuance, subject to exceptions, including redemptions made through the use of fund’s exchange privilege.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2006, amounted to $14,831,728 and $19,866,759, respectively.

At October 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

At a meeting of the fund’s Board of Directors held on November 9, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Agreement”) between the fund and Dreyfus Bond Funds, Inc., on behalf of Dreyfus Municipal Bond Fund (the “Acquiring Fund”). The Agreement provides for the transfer of the fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund’s stated liabilities, the distribution of the Acquiring Fund’s shares to the fund’s shareholders and the subsequent termination of the fund (the “Reorganization”). It is currently contemplated that holders of fund shares as of December 15, 2006 will be asked to approve the Agreement on behalf of the fund at a special meeting of shareholders to be held on or about March 1, 2007. If the Agreement is approved, the Reorganization is expected to become effective on or about March 14, 2007. In anticipation of the Reorganization, effective on or about November 17, 2006, the fund will be closed to any investments for new accounts.

The Fund 23

PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on September 20, 2006.The proposal considered at the meeting, and the results, are as follows:

		Shares

	Votes For	Authority Withheld

To elect additional Board Members:
Gordon J. Davis †	3,467,610	113,657
Joni Evans †	3,459,775	121,493
Arnold S. Hiatt †	3,451,666	129,602
Burton N. Wallack †	3,499,488	81,780

† Each will serve as an Independent Board member of the fund commencing, subject to the discretion of the Board, on or about January 1, 2007.
In addition Joseph S. DiMartino, David W. Burke,William Hodding Carter III, Ehud Houminer, Richard C. Leone,
Hans C. Mautner, Robin A. Melvin and John E. Zuccotti continue as Board members of the fund.

For More	Information

Dreyfus	Transfer Agent &
Insured Municipal	Dividend Disbursing Agent
Bond Fund, Inc.	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Insured Municipal Bond Fund, Inc.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	December 28, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	December 28, 2006

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)